--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------

                                AMENDMENT NO. 3

                                       TO

                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                             ---------------------

               QUADRIGA SUPERFUND, L.P. -- SERIES A AND SERIES B
             (Exact name of registrant as specified in its charter)

                   DELAWARE                                         6799
           (State of Organization)                      (Primary Standard Industrial
                                                           Classification Number)
                  98-0375395
   (I.R.S. Employer Identification Number)

                                                               CHRISTIAN BAHA
          LE MARQUIS COMPLEX, UNIT 5                     LE MARQUIS COMPLEX, UNIT 5
                 PO BOX 1479                                    PO BOX 1479
                  GRAND ANSE                                     GRAND ANSE
            ST. GEORGE'S, GRENADA                          ST. GEORGE'S, GRENADA
                 WEST INDIES                                    WEST INDIES
               (473) 439- 2418                                 (473) 439-2418
 (Address, including zip code, and telephone      (Name, address, including zip code, and
                   number,                                   telephone number,
including area code, of registrant's principal   including area code, of agent for service)
              executive offices)

                                    COPY TO:

                              JEFFRY M. HENDERSON
                                DOUGLAS E. AREND
                               HENDERSON & LYMAN
                     175 WEST JACKSON BOULEVARD, SUITE 240
                            CHICAGO, ILLINOIS 60604
                                 (312) 986-6960

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 (the "Securities Act") check the following box. [X]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If delivery of the Prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                             ---------------------

                        CALCULATION OF REGISTRATION FEE

------------------------------------------------------------------------------------------------------------------------
                                                                      PROPOSED           PROPOSED
                                                                       MAXIMUM           MAXIMUM           AMOUNT OF
                                                  AMOUNT BEING     OFFERING PRICE   AGGREGATE OFFERING   REGISTRATION
TITLE OF EACH CLASS OF SECURITIES BEING OFFERED    REGISTERED        PER UNIT(1)         PRICE(1)           FEE(1)
------------------------------------------------------------------------------------------------------------------------
Series A and Series B Units................
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

(1) Offering price and registration fee based upon the initial offering price per Unit in accordance with Rule 457(d).

Registration of $200,000,000 aggregate Units allocated between Series A and Series B based on subscriber demand, subject to $1,000,000 minimum in a Series prior to commencement of trading.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                        DESCRIPTION OF DOCUMENT
-------                       -----------------------
  1.01      Form of Selling Agreement among each Series, QCM, and the
            Selling Agent.
  1.02      Form of Additional Selling Agreement among each Series, QCM and the Additional Selling Agent.
  3.01      Quadriga Superfund, L.P. Limited Partnership Agreement
            (included as Exhibit A to the Prospectus).
  3.02      Certificate of Limited Partnership
  5.01(a)   Opinion of Henderson & Lyman relating to the legality of the
            Units.
  5.01(b)   Opinion of Henderson & Lyman with respect to federal income tax consequences.
 10.01      Form of Customer Agreement between each Series and the
            Clearing Brokers.
 10.02      Subscription Agreement and Power of Attorney (included as
            Exhibit D to Prospectus)
 10.03      Form of Escrow Agreement between each Series and HSBC Bank
            USA.
 23.02      Consents of KPMG LLP.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the General Partner of the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in St. George's, Grenada, West Indies, on the 28th day of August, 2002.


                                          QUADRIGA SUPERFUND, L.P.

                                          By: QUADRIGA CAPITAL MANAGEMENT, INC.
                                            General Partner

                                          By:      /s/ CHRISTIAN BAHA
                                            ------------------------------------
                                            Title:   President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following person on behalf of QCM in the capacity and on the date indicated.

                     SIGNATURES TITLE WITH REGISTRANT DATE
        (BEING THE PRINCIPAL EXECUTIVE OFFICER, THE PRINCIPAL FINANCIAL
      AND ACCOUNTING OFFICER AND A MAJORITY OF THE DIRECTORS OF QCM, INC.)

                                          QUADRIGA CAPITAL MANAGEMENT, INC.
                                          Managing Owner of Registrant

                                          By:      /s/ CHRISTIAN BAHA
                                            ------------------------------------
                                                     Title:   President


August 28, 2002